UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 15, 2009

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)
16430 North Scottsdale Road, Suite 450, Scottsdale, Arizona 85254-1770
(Address of Principal Executive Offices)
(602) 266-6700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 15, 2009, Zila, Inc. (“ZILA”) issued a press release regarding a complaint filed in the Delaware Court of Chancery by Intelident Solutions, Inc.
     A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Important Additional Information and Where to Find It
     As previously announced on June 25, 2009, Zila entered into a definitive merger agreement with Tolmar Holding, Inc. (“Tolmar”). On July 2, 2009, ZILA filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement relating to the proposed merger with Tolmar. ZILA intends to file a definitive proxy statement and other relevant materials with the SEC in the near future. These materials will also be mailed to ZILA’s stockholders. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND RELATED MATERIALS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. SUCH MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT ZILA, TOLMAR AND THE PROPOSED MERGER TRANSACTION, AND STOCKHOLDERS SHOULD CAREFULLY CONSIDER THEM BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION.
     ZILA’s stockholders will be able to obtain free copies of the proxy statement for the proposed merger (when it is available) and other documents filed with the SEC by ZILA through the website maintained by the SEC at www.sec.gov. In addition, ZILA’s stockholders will be able to obtain free copies of the proxy statement and other materials filed with the SEC by contacting Zila, Inc., 16430 North Scottsdale Road, Suite 450, Scottsdale, Arizona, 85254-1770, Attention: Gary V. Klinefelter, Vice President, General Counsel and Secretary or by calling (602) 266-6700. Neither this Current Report on Form 8-K nor the press release filed as an exhibit hereto constitutes an offer of any securities of ZILA for sale or the solicitation of any proxy.
     ZILA, its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from ZILA’s stockholders in favor of the proposed merger with Tolmar. Information regarding ZILA’s directors and executive officers and their respective interests in the proposed merger (which may be different from those of ZILA’s stockholders generally) is included in the proxy statements, the Annual Reports on Form 10-K and the Quarterly Reports on Form 10-Q that ZILA has previously filed with the SEC. When it becomes available, the definitive proxy statement relating to the proposed merger will include information regarding all of ZILA’s participants in the solicitation of proxies in favor of approving the merger. Stockholders of ZILA can obtain free copies of these documents by using the contact information provided above.
Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based largely on ZILA’s expectations or forecasts of future events, can be affected by inaccurate assumptions and are subject to various business risks and known and unknown uncertainties, a number of which are beyond ZILA’s control. Forward-looking statements include, but are not limited to, statements about the proposed merger involving ZILA and Tolmar and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of ZILA’s stockholders to approve the proposed merger; the failure of ZILA or Tolmar to satisfy any other condition to the completion of the proposed merger; and the risk that the proposed merger will be delayed. Additional factors that may affect future results are discussed in ZILA’s Form 10-K for its fiscal year ended July 31, 2008 and Form 10-Q for the quarter ended April 30, 2009. ZILA disclaims any obligation to update and/or revise statements contained in these materials based on new information or otherwise.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Zila, Inc., dated July 15, 2009 and entitled “Zila Responds to Intelident Litigation”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 15, 2009

ZILA, INC.
By:	/s/ Gary V. Klinefelter
Gary V. Klinefelter
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Zila, Inc., dated July 15, 2009 and entitled “Zila Responds to Intelident Litigation”